UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                                            Date of report (Date of earliest event reported) July 21, 2006 (July 18, 2006)

Hurco Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

 0-9143                                       35-115073
                                                                                                                      (Commission File Number)             (IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana                  46268
                                                             (Address of Principal Executive Offices)                  (Zip Code)

(317) 293-5309
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 18, 2006, Stephen J. Alesia, Vice President and Chief Financial Officer of Hurco Companies, Inc. (the "Company"), notified the Company of his intention to resign from his positions with the Company. The effective date of Mr. Alesia's resignation will be September 1, 2006. The Company has not formally designated a new or acting Chief Financial Officer at this time.

On July 21, 2006, the Company issued a press release relating to this event. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated July 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2006

HURCO COMPANIES, INC.

By:    /s/ Michaeld Doar
Michael Doar, Chairman and
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No. Description

99.1 Press Release dated July 21, 2006.

BDDB01 4466190v1